                                                                    EXHIBIT 10.7

                                    FORM OF
                           INDEMNIFICATION AGREEMENT


                 INDEMNIFICATION AGREEMENT made this ___ day of ____, 1998 (this "Agreement"), between Applied Systems, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Indemnitee").

                 WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors, officers, employees, agents and fiduciaries;

                 WHEREAS, the Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") and Restated By-Laws (the "By-Laws") requires the Company to indemnify, and permits the Company to advance expenses to, its directors, officers and employees to the extent not prohibited by law;

                 WHEREAS, in recognition of Indemnitee's need for protection against personal liability in order to induce Indemnitee to serve or continue to serve the Company in an effective manner, and, in the case of directors and officers, to supplement or replace the Company's directors' and officers' liability insurance coverage, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Certificate of Incorporation and By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Certificate of Incorporation or By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company, with the prior approval of the Company's stockholders, wishes to provide the Indemnitee with the benefits contemplated by this Agreement; and

                 WHEREAS, as a result of the provision of such benefits, Indemnitee has agreed to serve or to continue to serve the Company;

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. Definitions. The following terms, as used herein, shall have the following respective meanings:

                 (a) A "Change in Control" shall be deemed to have occurred if any of the following shall have occurred after the date hereof:

                 (1)      the acquisition by any individual, entity or group
          (a "Person"), including any"person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of both (x) 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Eustace Family (as hereinafter defined); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities unless such outstanding convertible or exchangeable securities were acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section 1(a)(1) shall be satisfied or (E) any acquisition by any member of the Eustace Family; and provided further that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any member of the Eustace Family) shall, by reason of an acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of (x) 25% or more of the Outstanding Company Voting Securities and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Eustace Family, and such Person shall, after such acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                 (2) individuals who, as of the date of the closing of the Company's initial public offering of Common Stock, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                 (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or of the issuance of shares of Common Stock of the Company in connection therewith unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Voting Securities, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, (x) 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities of such corporation equal to or in excess of the combined voting power of the then outstanding securities of such corporation held by the Eustace Family and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation or issuance of shares of Common Stock; or

                 (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Voting Securities, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, (x) 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities thereof equal to or in excess of the combined voting power of the then outstanding securities thereof held by the Eustace Family and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                 (b) "Claim" means any threatened, pending or completed action, suit, arbitration or proceeding, whether brought by the Company or in right of the Company, whether civil, criminal, administrative, investigative or other, or any appeal therefrom, or any inquiry or investigation, that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding.

                 (c) "Equity Security" has the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

                 (d) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                 (e) "Determination" means a determination, and Determined means a matter which has been determined based on the facts known at the time, by: (i) a majority vote of a quorum of disinterested directors, or (ii) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or, in the event there has been a Change in Control, by the Special Independent Counsel (in a written opinion) selected by Indemnitee as set forth in Section 6, or (iii) a majority of the disinterested stockholders of the Company, or (iv) a final adjudication by a court of competent jurisdiction.

                 (f) "D&O Insurance" means any valid directors' and officers' liability insurance policy maintained by the Company for the benefit of the Indemnitee, if any.

                 (g) "Eustace Family" means Robert R. Eustace, Elsa M. Eustace, any descendant of Robert R. Eustace and Elsa M. Eustace or the spouse of any such descendant (collectively, the "Eustace Family Group"), any trust or other entity for the benefit of any member of the Eustace Family Group, any partnership in which any member of the Eustace Family Group is a partner, the estate of any member of the Eustace Family Group or any charitable organization established by any member of the Eustace Family Group or by any ancestor of Robert R. Eustace or Elsa M. Eustace.

                 (h) "Excluded Losses and Expenses" means (i) any Losses or Expenses the payment of which by the Company under this Agreement is not permitted under applicable law and (ii) any Losses or Expenses in connection with any Claim (w) based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled, (x) for the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the stockholders of the Company which is illegal, (y) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Exchange Act or similar provisions of any state law, or (z) resulting in fact from Indemnitee's knowingly fraudulent, dishonest or willful misconduct.

                 (i) "Expenses" means any reasonable expenses incurred by Indemnitee as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including, without limitation, on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                 (j) "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

                 (k) "Indemnifiable Event" means any event or occurrence, occurring prior to or after the date of this Agreement, related to the fact that Indemnitee is, was or has agreed to serve as, a director, officer, employee, trustee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee, including, but not limited to, any breach of duty, neglect, error, misstatement, misleading statement, omission, or other act done or wrongfully attempted by Indemnitee, or any of the foregoing alleged by any claimant, in any such capacity.

                 (l) "Losses" means any amounts or sums which Indemnitee is legally obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events, including, without limitation, damages, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

                 (m) "Person" means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                 (n) A "Potential Change in Control" shall be deemed to have occurred if (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (B) any Person (including, without limitation, the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (C) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                 (o) "Relative" means a Person's spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

                 (p) "Reviewing Party" means any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by such Board of Directors (including, without limitation, the Special Independent Counsel referred to in Section 6) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

                 (q) "Subsidiary" means any corporation of which a majority of any class of Equity Security is owned, directly or indirectly, by the Company.

                 (r) "Trust" means the trust established pursuant to Section 7 hereof.

                 (s) "Voting Shares" means any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

                 2. Basic Indemnification Agreement. In consideration of, and as an inducement to, the Indemnitee rendering valuable services to the Company, the Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent authorized by law, against any and all Losses and Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Losses and Expenses) of such Claim, whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a final disposition, subject in each case, to the further provisions of this Agreement.

                 3. Limitations on Indemnification. Notwithstanding the provisions of Section 2, Indemnitee shall not be indemnified and held harmless pursuant to this Agreement from any Losses or Expenses (a) which have been Determined, as provided herein, to constitute Excluded Losses and Expenses, (b) to the extent Indemnitee is indemnified by the Company and has actually received payment pursuant to the Certificate of Incorporation, By-Laws, D&O Insurance or otherwise, or (c) other than pursuant to the last sentence of
Section 4(d) or Section 15, in connection with any claim initiated by Indemnitee, unless the Company has joined in or the Board of Directors has authorized such claim.

                 4.  Indemnification Procedures.

                 (a) Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof; provided, however, that the failure to give such notice promptly shall not affect or limit the Company's obligations with respect to the matters described in the notice of such Claim, except to the extent that the Company is prejudiced thereby. Indemnitee agrees further not to make any admission or effect any settlement with respect to such Claim without the consent of the Company, except any Claim with respect to which the Indemnitee has undertaken the defense in accordance with the second to last sentence of Section 4(d).

                 (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.

                 (c) To the extent the Company does not, at the time of the Claim have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Claim will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided, however, that Indemnitee shall have the right to employ its counsel with respect to such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense; provided further, that if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the reasonable fees and expenses of counsel shall be at the expense of the Company.

                 (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within 60 days of Indemnitee's written request therefor unless a Determination is made that the Losses and Expenses for which indemnification is sought constitute Excluded Loss and Expenses or are otherwise not subject to Indemnification under this Agreement; provided, however, that all payments on account of the Company's obligation to pay Expenses under Section 4(c) of this Agreement prior to the final disposition of any Claim shall be made within 20 days of Indemnitee's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Section 4(e) of this Agreement. In the event the Company takes the position that Indemnitee is not entitled to indemnification in connection with the proposed settlement of any Claim, Indemnitee shall have the right at his own expense to undertake defense of any such Claim, insofar as such proceeding involves Claims against the Indemnitee, by written notice given to the Company within 10 days after the Company has notified Indemnitee in writing of its taking such position; provided, however, that the failure to give such notice within such 10-day period shall not affect or limit the Company's obligations with respect to any such Claim if it is subsequently determined that the associated Losses and Expenses do not constitute Excluded Losses and Expenses or it is otherwise not subject to indemnification under this Agreement, except to the extent that the Company is prejudiced thereby. If it is subsequently determined in connection with such proceeding that the Losses and Expenses are not Excluded Losses and Expenses and that Indemnitee, therefor, is entitled to be indemnified under the provisions of Section 2 hereof, the Company shall promptly indemnify Indemnitee.

                 (e) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that a Determination shall have been made by a court of competent jurisdiction in a decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because such Losses and Expenses constitute Excluded Losses and Expenses or because Indemnitee is otherwise not entitled to payment under this Agreement.

                 (f) In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                 5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any Claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement without the consent of Indemnitee, nor shall the Company settle any Claim in any manner which would impose any Fine or any obligation on Indemnitee, without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold its or his consent to any proposed settlement.

                 6. Change in Control; Extraordinary Transactions. The Company and Indemnitee agree that if there is a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then all Determinations thereafter with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement shall be made only by a special independent counsel (the "Special Independent Counsel") selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) or by a court of competent jurisdiction. The Company shall pay the reasonable fees of such Special Independent Counsel and shall indemnify such Special Independent Counsel against any and all reasonable expenses (including reasonable attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                 The Company covenants and agrees that, in the event of a Change in Control which is a Corporate Transaction (as defined in clause (3) of Section 1(a)), the Company will use its best efforts (a) to have the obligations of the Company under this Agreement (including, without limitation, those under Section 7) expressly assumed by the surviving, purchasing or succeeding entity, or (b) otherwise adequately to provide for the satisfaction of the Company's obligations under this Agreement, in a manner reasonably acceptable to the Indemnitee.

                 7. Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust (the "Trust") for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Losses and Expenses which are actually paid or which Indemnitee reasonably determines from time to time may be payable by the Company under this Agreement. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that upon a Change in
Control: (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of Indemnitee; (ii) the trustee of the Trust shall advance, within 20 days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 4(e) of this Agreement); (iii) the Company shall continue to fund the Trust from time to time in accordance with the funding obligations set forth above; (iv) the trustee of the Trust shall promptly pay to Indemnitee all Losses and Expenses for which Indemnitee shall be entitled to indemnification pursuant to this Agreement; and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by a court of competent jurisdiction in a final decision from which there is no further right of appeal that Indemnitee has been fully indemnified under the terms of this Agreement. The trustee of the Trust shall be chosen by Indemnitee.

                 8. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

                 9. Non-exclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation, the Company's By-Laws, the Delaware General Corporation Law or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Company as a director, officer, employee, agent or fiduciary, for so long as Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event.

                 10.  Liability Insurance; Notice Regarding Insurance.

                 (a) To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee, if an officer or director of the Company, shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

                 (b) The Company shall provide notice to the Indemnitee in the event that (i) the Company's then current D&O Insurance will not be renewed or will lapse and the Company will not obtain new D&O Insurance in an amount not materially less than, and with a scope of coverage not materially less than, that of the terminating D&O Insurance or (ii) the Company's then current D&O Insurance will be reduced to a material extent in amount or scope. Such notice shall be provided at least 30 days prior to such expiration or reduction in amount or scope, as the case may be.

                 11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                 12. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses and Expenses of a Claim but not for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                 13. Contribution. If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to Indemnitee in respect of any Losses or Expenses (other than for any reason specified in Section 3 hereof), then the Company agrees, to the extent permitted by applicable law, in lieu of indemnifying Indemnitee, to contribute to the amount paid or payable by Indemnitee as a result of such Losses or Expenses in such proportion as is appropriate to reflect the relative benefits accruing to the Company and Indemnitee with respect to the events giving rise to such Losses or Expenses. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company agrees to contribute to the amount paid or payable by Indemnitee as a result of such Losses or Expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of Indemnitee with respect to the events giving rise to such Losses or Expenses. For purposes of this
Section 13, (i) the relative benefits accruing to the Company shall be deemed to be the benefits accruing to it and to all of its directors, officers, employees and agents (other than Indemnitee), as a group and treated as one person (the "Company Group"), and the relative benefits accruing to Indemnitee shall be deemed to be an amount not greater than Indemnitee's compensation from the Company during the first year in which the events giving rise to such Losses or Expenses are alleged to have occurred, and (ii) the relative fault of the Company shall be deemed to be the fault of the Company Group, and the relative fault of the Company and Indemnitee shall be determined by reference to the relative intent, knowledge and access to information of the Company Group and Indemnitee and their relative opportunity to have altered or prevented the events giving rise to such Losses or Expenses.

                 14. Liability of Company. Indemnitee agrees that neither the stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

                 15.  Enforcement.

                 (a) Indemnitee's right to indemnification and other rights under this Agreement shall be specifically enforceable by Indemnitee only in the state or Federal courts of the States of Delaware or Illinois and shall be enforceable notwithstanding any adverse Determination by the Company's Board of Directors, independent legal counsel, the Special Independent Counsel or the Company's stockholders and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

                 (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and reasonable expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous.

                 16. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

                 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

                 18. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the States of Delaware and Illinois for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state and Federal courts of the States of Delaware and Illinois.

                 19. Notices. All notices or other communications required or permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered, sent by facsimile transmission or sent by registered or certified mail, return receipt requested, with postage prepaid addressed as follows, or by overnight mail service, or to such other address as the parties shall have given notice of pursuant hereto:

                 (a)      If to the Company, to:

                          Applied Systems, Inc.
                          200 Applied Parkway
                          University Park, Illinois 60466
                          Telephone:  (708) 534-5575
                          Attention:  President
                          Facsimile:  (708) 534-6280

                 (b)      If to Indemnitee, to:

                          ------------------------
                          c/o Applied Systems, Inc.
                          200 Applied Parkway
                          University Park, Illinois 60466
                          Telephone:  (708) 534-5575
                          Facsimile:  (708) 534-6280

                 20. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                 21. Successors and Assigns. The rights and obligations of the parties to this Agreement are not transferrable except as provided herein. This Agreement shall be binding upon all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company. In the event of Indemnitee's death, the rights and obligations of the Indemnitee shall be binding upon and inure to the benefit of the Indemnitee's executor, administrator, legal representative or similar person.

                 22. Amendment; Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                 IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                                                   APPLIED SYSTEMS, INC.


                                                   By:
                                                      -------------------------
                                                      Name:
                                                      Title:


                                                   ----------------------------



                                                      -------------------------
                                                      (Indemnitee)